Exhibit 10.31

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Amendment #4

Cooperative Research and Development Agreement # 02734

IC Principal Investigator: Steven A. Rosenberg, M.D., Ph.D.
Collaborator: Iovance Biotherapeutics Inc.

This Amendment #4 (“this amendment” or “this Amendment #4”) to Cooperative Research and Development Agreement #02734 by and between the National Cancer Institute and Iovance Biotherapeutics Inc. (“Iovance”), dated August 5, 2011 (the “CRADA”), as amended, is entered into by and between the National Cancer Institute and Iovance and made effective as of the date of signature of the last Party to sign hereto (the “Amendment #4 Effective Date”).

WHEREAS the National Cancer Institute and Iovance now wish to amend the CRADA to extend the term of the CRADA and make certain additional changes to the CRADA as set forth herein;

NOW, THEREFORE, the Parties amend the CRADA as follows. All capitalized terms not otherwise defined herein are as defined in the CRADA. Upon execution, NCI and Collaborator will each retain a copy of this amendment.

1. Purpose. The purpose of this amendment is to change certain terms of the CRADA. These changes are reflected below, and except for these changes and those of Amendment #1, Amendment #2, and Amendment #3, all other provisions of the CRADA remain in full force and effect.
2. Upon final signature of this amendment, the term of the CRADA is extended for five (5) additional years from August 05, 2024, to August 05, 2029. The Term of CRADA on the Summary Page of the CRADA is updated to “Eighteen (18) years from the Effective Date” in accordance with such extension.
3. The title of the CRADA is modified to: “Development and Evaluation of the NCI Proprietary Adoptive Cell Transfer Immunotherapy Using Tumor-Infiltrating Lymphocytes in Patients with Solid Epithelial Cancer, Utilizing Iovance Biotherapeutics, Inc.’s Development and Commercial Expertise in Adoptive Cell Transfer Immunotherapy”.
4. Appendix A to the CRADA is deleted in its entirety and replaced with the revised Appendix A attached as Addendum 1 to this Amendment #4.
5. Appendix B to the CRADA is deleted in its entirety and replaced with the revised Appendix B attached as Addendum 2 to this Amendment #4.
6. Article 8.2.1 of the CRADA is deleted in its entirety and replaced with the following:

8.2.1 CRADA Data
Collaborator and ICD will use reasonable efforts to keep CRADA Data confidential until published or otherwise disclosed, in accordance with Article 8.7, or until corresponding Patent Applications are filed. To the extent permitted by law, each Party will have the right to use any and all CRADA Data in and for any regulatory filing by or on behalf of the Party. Collaborator acknowledges that the basic research mission of PHS includes proper data management and appropriate data sharing as described in the “NIH Policy for Data Management and Sharing” (DMS), January 2023, available at https://grants.nih.gov/grants/guide/notice-files/NOT-OD-21-013.html. Upon completion of data collection and analysis and, as appropriate, after filing for intellectual property protection, IC will disclose CRADA Data in fulfillment of its data sharing obligations under the DMS._

SIGNATURES BEGIN ON THE NEXT PAGE

By the signatures of their respective and duly authorized representatives affixed below, the Parties have caused this Amendment #4 to enter into full force and effect.

Accepted and Agreed to:
For the National Cancer Institute: /s/ D. R. Lowry Douglas R. Lowy, M.D. Deputy Director, NCI	7/23/2024 Date
For the Collaborator: /s/ Frederick G. Vogt Fred Vogt, Ph.D., J.D. Interim CEO and General Counsel Iovance Biotherapeutics, Inc.	7/26/2024 Date

ADDENDUM-1 TO AMENDMENT #4

PUBLIC HEALTH SERVICE
COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT
FOR INTRAMURAL-PHS CLINICAL RESEARCH

APPENDIX A

RESEARCH PLAN

Title of CRADA

Development and Evaluation of the NCI Proprietary Adoptive Cell Transfer Immunotherapy Using Tumor-Infiltrating Lymphocytes in Patients with Solid Epithelial Cancer, Utilizing Iovance Biotherapeutics, Inc.’s Development and Commercial Expertise in Adoptive Cell Transfer Immunotherapy

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ADDENDUM-2 TO AMENDMENT #4

PUBLIC HEALTH SERVICE
COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT
FOR INTRAMURAL-PHS CLINICAL RESEARCH

APPENDIX B

STAFFING, FUNDING AND MATERIALS/EQUIPMENT CONTRIBUTIONS
OF THE PARTIES

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